EXHIBIT 10.2


                                ESCROW AGREEMENT
                                ----------------

          This Escrow Agreement (this "Escrow Agreement") dated as of January 21, 2000 is made and entered into by and among Deere Park Capital, L.L.C. ("Deere Park"), American Eco Corporation ("AEC") and LaSalle Bank National Association (the "Escrow Agent"). All capitalized terms used and not defined herein shall have the meanings contained in that certain Settlement Agreement dated January 21, 2000 by and among Deere Park, U.S. Industrial Services, Inc. ("USIS") and AEC (the "Settlement Agreement"). A copy of the Settlement Agreement is attached for ease of reference for such definitions.

                                    RECITALS:
                                    ---------

          WHEREAS, pursuant to the Settlement Agreement, Deere Park and AEC have agreed to suspend the Litigation until May 15, 2000 by providing, among other things, for the irrevocable and unconditional right by Deere Park upon an Event of Default to receive and foreclose, in whole or in part, some or all of the Pledged Securities;

          WHEREAS, the Settlement Agreement provides for the execution and delivery of an escrow agreement, and Deere Park and AEC have agreed that the execution and delivery of this Escrow Agreement shall satisfy the obligations of the parties hereto to execute and deliver such an escrow agreement.

          NOW, THEREFORE, in consideration of the consummation of the transactions contemplated by the Settlement Agreement, the covenants and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.   Appointment and Agreement of the Escrow Agent. Deere Park and AEC
               ---------------------------------------------
hereby appoint and designate the Escrow Agent as the escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and subject to the conditions set forth herein.

          2.   Deposit of the Pledged Securities and USIS Collateral. Pursuant
               -----------------------------------------------------
to the Settlement Agreement, as of January 21, 2000, AEC shall deliver to the Escrow Agent 7 certificates which represent 7,175,858 shares of common stock (the "Pledged Securities") in USIS to be held in an account (the "Escrow Account"). The Pledged Securities represent all of the equity interests in USIS owned by AEC. The cost of establishing the Escrow Account and the ongoing costs and expenses including Deere Park's legal fees and other expenses related to such Escrow Account shall be borne by AEC. In addition, AEC shall deliver to the Escrow Agent the assignment of the USIS Collateral (as such term is defined in the Settlement Agreement).

          3.   Establishment of Escrow.
               -----------------------

               3.1  Pledged Securities. The Escrow Agent shall hold in escrow
                    ------------------
the Pledged Securities for the benefit of Deere Park to secure payment to Deere Park of all amounts owed to it under the Settlement Agreement.


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               3.2  Use of Pledged Securities. The Pledged Securities shall be
                    -------------------------
held and disbursed pursuant to the terms and subject to the conditions of the Settlement Agreement, as set forth in Section 4 hereof.

               3.3  USIS Collateral. The USIS Collateral shall be held and
                    ---------------
disbursed pursuant to the terms and subject to the conditions as set forth in
Section 4 hereof.

          4.   Disbursements of the Pledged Securities.
               ---------------------------------------

               4.1  Disbursement Upon Event of Default in Payments.
                    ----------------------------------------------

                    The Settlement Agreement provides that AEC shall deliver to the Escrow Agent, for the benefit of Deere Park: (i) $40,000 concurrent with the execution of this Escrow Agreement ($35,000 by wire transfer payable to Deere Park and $5,000 by wire transfer payable to the Escrow Agent); and (ii) $2,807,235 on or before May 15, 2000 (collectively, the "Payments"). All Payments (except the $35,000 payable above) shall be paid to Escrow Agent. Escrow Agent's records shall be dispositive concerning the receipt of all Payments. Within one (1) business day of receipt, Escrow Agent will promptly remit to Deere Park any Payments. Notwithstanding any other remedies available under this Escrow Agreement and the provisions of Section 4.2 below, upon any Event of Default, where AEC fails to timely make either of the Payments, the Escrow Agent, without further inquiry by the Escrow Agent, further instruction to the Escrow Agent or further notice to the parties hereto, shall immediately deliver the Pledged Securities to Deere Park, with stock powers endorsed in blank necessary for Deere Park to foreclose upon the Pledged Securities.

               4.2  Disbursement Upon Other Events of Default.
                    -----------------------------------------

                    Upon any Event of Default other than an Event of Default arising from failure to timely make either of the Payments, Deere Park shall deliver to the Escrow Agent and AEC a written notice of such Event of Default, in which notice Deere Park shall use commercially reasonable efforts to set forth the nature of such Event of Default based on information reasonably available to Deere Park. Within two (2) business days of receipt of such notice by the Escrow Agent and without any further inquiry by the Escrow Agent or further instruction to the Escrow Agent, the Escrow Agent shall deliver to Deere Park from the Escrow Account the USIS Collateral and number of Pledged Securities, as well as assignments separate from certificates, as indicated in such notice, unless the Escrow Agent shall have received a written notice of AEC's objection to. the Event of Default. In the event Deere Park and AEC dispute the occurrence of an Event of Default, they shall use their best efforts to cause such matters to be heard at an evidentiary hearing of the court in the Litigation no later than two business days after AEC's notice of objection and the Escrow Agent shall act in the manner directed by the court in the Litigation.

               4.3  Disbursement Upon Payments by AEC.
                    ---------------------------------

                    The Escrow Agent shall maintain a separate account for the Payments and shall promptly notify Deere Park of receipt of all or any portion of the Payments from AEC. The parties hereto acknowledge that the interest accrued on the Payments shall be prorated to the extent the Payments are received prior to May 15, 2000. The Escrow Agent shall deliver the Pledged Securities and the USIS Collateral to AEC within 95 days following the Escrow


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


Agent's receipt of the Payments and an amount for Deere Park's legal fees not to exceed $5,000 (such legal fees to be confirmed in writing to the Escrow Agent by Deere Park).

          5.   Termination of Escrow.
               ---------------------

               5.1 Ninety-five days after the last of the Payments have been made to the Escrow Agent, unless bankruptcy proceedings have been initiated by or against AEC, without further inquiry by the Escrow Agent or further instruction to the Escrow Agent, the Escrow Agent shall terminate this Agreement and deliver the Pledged Collateral.

               5.2 This Escrow Agreement shall automatically terminate if and when all of the Pledged Collateral shall have been released by the Escrow Agent in accordance with the terms and subject to the conditions of this Escrow Agreement. Thereafter, the Escrow Agent shall be deemed to have discharged all of its obligations hereunder.

          6.   Matters Affecting the Escrow Agent.
               ----------------------------------

               6.1  Indemnification of the Escrow Agent. From and at all times
                    -----------------------------------
after the date of this Escrow Agreement, Deere Park and AEC shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses actually incurred) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including, without limitation, Deere Park or AEC, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any applicable securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution. performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Deere Park and AEC in writing, and Deere Park and AEC shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that Deere Park and AEC shall be required to pay such fees and expenses. Each of Deere Park, on the one hand, and AEC, on the other hand, shall be responsible for one-half (1/2) of each such indemnification responsibility. All such reasonable fees and expenses payable by Deere Park and/or AEC pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of Deere Park and AEC under this Section 6.1
                                                                  -----------


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shall survive any termination of this Escrow Agreement and the resignation or removal of the Escrow Agent shall be independent of any obligation to the Escrow Agent. The parties agree that neither the payment by Deere Park or AEC of any claim by the Escrow Agent for indemnification hereunder nor the disbursement of any amounts to the Escrow Agent in respect of a claim by the Escrow Agent for indemnification shall impair, limit. modify or affect, as between Deere Park and AEC, the respective rights and obligations of Deere Park, on the one hand, and AEC, on the other hand, under the Settlement Agreement.

               6.2  Duties and Liability of the Escrow Agent. The Escrow Agent's
                    ----------------------------------------
sole responsibility shall be for the safekeeping and disbursement of the Pledged Securities in accordance with the terms of this Escrow Agreement. The Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact not specifically set forth herein. The Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. Except to the extent of gross negligence or willful misconduct, in no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. The Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Account, any account in which the Pledged Securities are deposited, this Escrow Agreement or the Settlement Agreement, or to appear in, prosecute or defend any such le;-al action or proceeding. The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto. Deere Park and AEC, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses actually incurred of any such counsel.

               6.3  Fees. AEC shall compensate the Escrow Agent for its services
                    ----
hereunder in accordance with Schedule A attached hereto. All of the compensation
                             ----------
and reimbursement obligations set forth in this Section 6.3 shall be payable by
                                                -----------
AEC upon demand by the Escrow Agent. The obligations of Deere Park and AEC under this Section 6.3 shall survive any termination of this Escrow Agreement and the
     -----------
resignation or removal of the Escrow Agent. AEC shall promptly pay such amounts to the Escrow Agent or any Indemnified Party upon receipt of an itemized invoice.

               6.4  Escrow Agent to Follow Instructions of Deere Park and AEC.
                    ---------------------------------------------------------
Except for matters covered by Section 4 and Section 5 hereof, the Escrow Agent
                              ---------     ---------
shall at any time and from time to time take such action hereunder with respect to the Pledged Securities as shall be agreed to in writing by Deere Park and AEC.

               6.5  Removal and Resignation of the Escrow Agent. Deere Park and
                    -------------------------------------------
AEC, acting jointly, may remove the Escrow Agent at any time upon thirty (30) calendar days' prior written notice, signed by both Deere Park and AEC, to the Escrow Agent. The Escrow Agent may resign at any time upon thirty (30) calendar days prior written notice (unless waived by both Deere Park and AEC) to Deere Park and AEC. Within thirty (30) calendar days after giving the foregoing notice of resignation from the Escrow Agent, Deere Park and AEC shall jointly agree on and appoint a successor escrow agent. The successor escrow agent shall be a national bank having combined capital and surplus satisfactory to Deere Park as shall be mutually selected by Deere Park and AEC. Any such successor escrow


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


agent shall be appointed by a written instrument mutually satisfactory to and executed by Deere Park and AEC, the Escrow Agent and the successor escrow agent.

          If a successor escrow agent has not accepted such appointment by the end of such thirty (30) calendar day period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief. The reasonable costs and expenses (including reasonable attorneys' fees and expenses actually incurred) incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, Deere Park, on the one hand, and AEC, on the other hand.

          Any successor escrow agent appointed under the provisions of this Escrow Agreement shall have all of the same rights, powers, privileges, immunities and authority with respect to the matters contemplated herein as are granted herein to the original Escrow Agent. It is understood and agreed that no resignation of the Escrow Agent shall be effective until a successor escrow agent agrees to act hereunder. If the Escrow Agent submits a notice of resignation, its only duty, until a successor escrow agent shall have been appointed and shall have accepted such appointment, shall be to hold and dispose of the Pledged Securities in accordance with this Escrow Agreement, but without regard to any notices, requests, instructions, demands or the like received by it from the other parties hereto after such notice of resignation shall have been given, unless the same is a direction that the Pledged Securities be delivered in their entirety to one of the other parties hereto.

          7.   Other Provisions.
               ----------------

               7.1  Amendment and Waiver. This Escrow Agreement may not be
                    --------------------
amended or waived except in a writing executed by the party against which such amendment or waiver is sought to be enforced. No course of dealing between or among any persons having any interest in this Escrow Agreement will be deemed effective to modify or amend any part of this Escrow Agreement or any rights or obligations of any person under or by reason of this Escrow Agreement.

               7.2  Notices. All notices, requests, demands, claims, and other
                    -------
communications hereunder will be in writing. Any notice, request. demand. claim or other communication hereunder shall be deemed duly given: (i) when delivered, if delivered in person or by commercial messenger service; or (ii) two days following deposit with a recognized overnight courier service, provided that such deposit occurs prior to such deadline as has been imposed by such service ,for overnight delivery; or (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by the sender, in each case provided that such communication is addressed to the intended recipient thereof as set forth below:

          If to the Deere Park:

               Deere Park Capital, L.L.C.
               40 Skokie Blvd.
               Suite 110
               Northbrook, Illinois 60062
               Attn:  David J.  Morris, Esq.
               Fax:  (847) 509-8525


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          with a copy to:

               Holleb & Coff
               55 E. Monroe Street
               Suite 4000
               Chicago, Illinois 60603
               Attn:  Don S. Hershman, Esq.
               Fax:  (312) 807-3900

          If to AEC:

               American Eco Corporation
               11011 Jones Road
               Houston, Texas 77070
               Attn:  Michael McGinnis
               Fax:  (281) 774-7005

          If to Escrow Agent:

               LaSalle Bank National Association
               135 South LaSalle Street
               Suite 1960
               Chicago, Illinois 60603
               Attn:  Laura H. Mackey
               Fax:  (312) 904-2236

          Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

               7.3  Binding Effect and Assignment. This Escrow Agreement and all
                    -----------------------------
of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Escrow Agreement nor any of the rights, interests or obligations hereunder may be assigned by AEC, Deere Park or the Escrow Agent without the prior written consent of Deere Park and AEC.

               7.4  Severability. Whenever possible, each provision of this
                    ------------
Escrow Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Escrow Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

               7.5  Complete Agreement; No Third Party Beneficiaries. Subject to
                    ------------------------------------------------
the terms of the Settlement Agreement concerning AEC and Deere Park, this Escrow Agreement contains the complete agreement between the parties and supersedes any


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


prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way. Nothing in this Escrow Agreement, expressed or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Escrow Agreement.

               7.6  Governing Law. This Escrow Agreement shall be construed,
                    -------------
governed and enforced according to the internal laws of the State of Illinois without regard to conflicts of law principles. Any suit or proceeding brought hereunder shall be subject to the exclusive jurisdiction of the courts located in Cook County, Illinois. The parties hereto submit to such jurisdiction.

          8.   [INTENTIONALLY OMITTED].

          9.   Attorneys' Fees. Should any litigation be commenced between Deere
               ---------------
Park, on one hand, and AEC, on the other hand, concerning this Escrow Agreement or the rights and duties of any party in relation thereto, Deere Park, if it is the prevailing party, shall be entitled, in addition to such other relief as may be granted, to receive reimbursement from the opposing party or parties, as applicable, for Deere Park's attorneys' fees in such litigation, which shall be determined by the court in that litigation.

          10.  Waiver of Trial by Jury. EACH OF THE PARTIES HERETO WAIVES, TO
               -----------------------
THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON-CONENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10. EACH OF THE PARTIES
                                              ----------
HERETO WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF THE PARTIES HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          11.  Counterparts and Facsimile Signatures. This Escrow Agreement may
               -------------------------------------
be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Notwithstanding the laws of any jurisdiction in which this Agreement is executed or delivered, a facsimile signature shall for all purposes be deemed an original and shall bind the signor as if such facsimile were an original. Each party hereto undertakes to deliver to each other party hereto original copies of any facsimile signature by overnight courier to the addresses set forth in Section 7.2 above.
         -----------

                            [Signature Page Follows]


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          IN WITNESS WHEREOF, the parties hereto have caused this Escrow
Agreement to be executed effective as of the date first written above.

                                        DEERE PARK CAPITAL, L.L.C.


                                        By:  /s/ David Morris
                                           ------------------------------------
                                        Name: David Morris
                                             ----------------------------------
                                        Its:  President
                                             ----------------------------------



                                        AMERICAN ECO CORPORATION



                                        By:   /s/ Michael E. McGinnis
                                           ------------------------------------
                                        Name: Michael E. McGinnis
                                             ----------------------------------
                                        Its:  President/CEO
                                            -----------------------------------



                                        LASALLE BANK NATIONAL ASSOCIATION,
                                             AS ESCROW AGENT


                                        By:   /s/ Estelita E. Tucker
                                           ------------------------------------
                                        Name: Estelita E. Tucker
                                             ----------------------------------
                                        Its:  Vice President
                                            -----------------------------------


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